UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2021

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1271 Avenue of the Americas
New York, New York 10020

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (212) 770-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $2.50 Per Share	AIG	New York Stock Exchange
5.75% Series A-2 Junior Subordinated Debentures	AIG 67BP	New York Stock Exchange
4.875% Series A-3 Junior Subordinated Debentures	AIG 67EU	New York Stock Exchange
Stock Purchase Rights		New York Stock Exchange
Depositary Shares Each Representing a 1/1,000th Interest in a Share of Series A 5.85% Non-Cumulative Perpetual Preferred Stock	AIG PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2021, American International Group, Inc. (the “Company” or “AIG”) appointed Kathleen Carbone, age 50, currently the Company’s Vice President - Finance, to serve as the Company’s Vice President and Chief Accounting Officer, and the Company’s principal accounting officer, effective March 1, 2022.

Since May 2021, Ms. Carbone has served as the Company’s Vice President – Finance. From December 2020 through May 2021, Ms. Carbone served as the Chief Accounting Officer of Enstar Group Limited, a publicly traded global insurance group. From 2012 through 2020, Ms. Carbone held various positions at AIG, including Group Controller from October 2018 through July 2020, Corporate Controller from September 2016 through October 2018 and Senior Director of SEC Reporting and Analytics from June 2015 through August 2016. Prior to joining AIG in 2012, Ms. Carbone worked for the accounting firm PriceWaterhouseCoopers LLP for nearly 12 years.

There are no arrangements or understandings between Ms. Carbone and any other person pursuant to which she was appointed to serve as the Company’s principal accounting officer. Ms. Carbone has no family relationship with any director or executive officer of the Company, and she has no direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC.
(Registrant)
Date: December 9, 2021
	By:	/s/ Ariel R. David
Name: Ariel R. David
Title: Vice President and Deputy Corporate Secretary